Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Cris Neely, certify that:

1.	I have reviewed this Amendment No.1 on Form 10-K/A (this “report”) of ONE Bio Corp.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

Date: April 21, 2011	By:	/s/ Cris Neely
Cris Neely
Chief Financial Officer